UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2012

RESOLUTE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1675 Broadway, Suite 1950 Denver, CO		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 303-534-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 13, 2012, Resolute Energy Corporation (the “Company”) and certain of its subsidiaries, as guarantors, entered into a Third Amendment to Second Amended and Restated Credit Agreement (the “Third Amendment”) amending that certain Second Amended and Restated Credit Agreement, dated as of March 30, 2010 (as amended by the First Amendment to Second Amended and Restated Credit Agreement dated April 18, 2011 (the “First Amendment”) and the Second Amendment to Second Amended and Restated Credit Agreement (“Second Amendment”) dated April 25, 2011, with Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the lenders party thereto, in order to, among other things:

(i)	Reduce the interest rates payable on borrowings under the Company’s revolving credit facility (the “Revolving Credit Facility”);

(ii)	Extend the maturity date of the Revolving Credit Facility from March 2014 until April 2017; and

(iii)	Increase the size of the Revolving Credit Facility from $500 million to $1 billion.

In connection with the Third Amendment, the semi-annual redetermination of the Company’s borrowing base was completed, resulting in its borrowing base remaining at $330 million.

The annual interest rate on each base rate borrowing under the Revolving Credit Facility is (a) the greatest of (i) the prime rate as established by the Administrative Agent, (ii) the federal funds effective rate plus 0.50%, and (iii) an adjusted LIBOR for a one month interest period plus 1%, plus (b) a margin between 0.50% to 1.50% depending on the then-current level of borrowing base usage. The interest on each Eurodollar loan is (a) the adjusted LIBOR rate, plus (b) a margin between 1.50% to 2.50%.

The foregoing summary of the Third Amendment is qualified in its entirety by reference to the copy of the Third Amendment attached hereto as Exhibit 10.3 and incorporated herein by reference. We have also filed copies of the First Amendment and Second Amendment as Exhibits 10.1 and 10.2 with this Form 8-K. The Second Amended and Restated Credit Agreement, dated as of March 30, 2010 is filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K filed on March 30, 2010.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	First Amendment to Second Amended and Restated Credit Agreement, dated as of April 18, 2011, by and among Resolute Energy Corporation, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

10.2	Second Amendment to Second Amended and Restated Credit Agreement, dated as of April 25, 2011, by and among Resolute Energy Corporation, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

10.3	Third Amendment to Second Amended and Restated Credit Agreement, dated as of April 13, 2012, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2011

RESOLUTE ENERGY CORPORATION

By:	/s/ James M. Piccone
James M. Piccone
President

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Second Amended and Restated Credit Agreement, dated as of April 18, 2011, by and among Resolute Energy Corporation, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

10.2	Second Amendment to Second Amended and Restated Credit Agreement, dated as of April 25, 2011, by and among Resolute Energy Corporation, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

10.3	Third Amendment to Second Amended and Restated Credit Agreement, dated as of April 13, 2012, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.